UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments follows.

DNP Select Income Fund Inc.
Third Quarter Report September 30, 2010

     Fund Distributions and Managed Distribution Plan:Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2008, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has not distributed more than its income and capital gains in the current year to date; however, a portion of your distribution for the full year may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2011, the Fund will send you a Form 1099-DIV for the calendar year 2010 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

November 4, 2010

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2010. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.95% common stock distribution yield based on the September 30, 2010, closing price of $9.81 per share. That yield compares favorably with the yields of 4.26% on the Dow Jones Utility Index and 4.25% on the S&P Utilities Index. Please refer to the portion of this letter captioned “About Your Fund—Distribution Policy” for important information about the anticipated sources and characterization of the Fund’s distributions for 2010.

     The Fund performed well during the quarter ended September 30, 2010, as measured by total return (income plus change in market price). In absolute terms, the Fund had a total return of 11.7%. In relative terms, the Fund exceeded the 10.2% return of a composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index that reflects the stock and bond ratio of the Fund.

     Likewise, the Fund’s year-to-date performance through September 30, 2010 has been favorable. During this period, your Fund's total return of 17.1% exceeded the 4.3% return of the S&P Utilities Index and the 6.2% return of the stock and bond composite referred to above.

     On a longer-term basis, as of September 30, 2010, your Fund had a five-year cumulative total return of 30.1%, which exceeded the 22.2% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 13.2%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s returns are net of expenses.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
	DNP Select Income
For the period indicated through September 30, 2010	Fund Inc.		Composite Index	S&P Utilities Index	Barclays Capital U.S. Utility Bond Index
	Market	NAV

One year	20.4%	22.6%	11.9%	11.9%	12.1%
Five years	30.1%	33.6%	22.2%	13.2%	44.9%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Update on Utility Industry Regulation: As you are well aware, your Fund invests in the stocks and bonds of utilities—electric, gas, communication, and water companies. Although the characteristics of these companies have evolved over time, they still tend to share certain common features: they generally have a franchise or defined service territory; they usually have an obligation to serve those within that franchise; their services and products are likely considered a necessity; and scale provides efficiencies that tend toward provider concentration.

     Because of the importance of utilities in everyday life, utilities are generally subject to the oversight of state regulatory bodies—public utility or corporation commissions. These bodies are charged with ensuring that customers receive reliable service at a fair price and that service providers earn sufficient returns to maintain and improve their business. Those regulatory goals persist in the current period, although there has been a trend toward regulation that fosters competition with a somewhat lighter hand on oversight. Your Fund managers have frequently stated in these pages that we favor companies that are subject to reasonable regulatory oversight because such regulation can enable those companies to generate more dependable earnings and dividends.

     Your local public utility or corporation commission, of course, is only one form of regulatory oversight to which utility companies and your Fund’s investments are exposed. For example, the production of greenhouse gases (GHGs) is an evolving focus of regulation at both the state and national level. Beginning about a decade ago, environmental groups petitioned the federal Environmental Protection Agency (EPA) to regulate carbon dioxide (CO2) found in “tailpipe emissions” under the Clean Air Act. In 2003, the EPA declined to assert itself in that arena, and subsequent lower-court litigation upheld that decision. In 2007, however, the Supreme Court rejected the EPA’s reasons for refusing to regulate CO2, and ordered the agency to make a determination whether tailpipe emissions contribute to air pollution that endangers health or welfare. Later in 2007, the EPA found there was a positive endangerment to welfare and submitted its findings to the White House, but the EPA subsequently withdrew its proposals. Finally, in 2010 the EPA made public new findings that CO2 does indeed contribute to air pollution that could endanger public health and welfare.

     CO2 is the by-product of almost every form of combustion, and is one of several other by-products broadly called GHGs. Although the debate about global warming and the possible impact of combustion by-products on the environment is not completely settled, governments around the world are taking initiatives to limit the amount of GHGs produced. In this country, several state and local governments have enacted GHG emission regulation. Because it hardly seems possible that a piecemeal approach by state and local governments could be an effective regulatory regime, the United States Congress is the logical entity to craft national regulation that encompasses a broad swath of American industry. However, the issues surrounding GHGs are so contentious that your managers consider it unlikely that Congress will be able to resolve those issues during the lame duck session following the November elections. Further, as a result of the change in the leadership in the House of Representatives at the mid-term elections, GHG legislation could be on the Congressional sidelines until 2013.

     The absence of new Congressional legislation has left the EPA free to broaden its regulatory reach from CO2 tailpipe emissions to electric utility smokestack and industrial facility GHG emissions, and the EPA is taking an active role in writing new regulations to implement programs to reduce various emissions. We believe that most of the financial impact from the new regulations will not be felt for several years but will start to influence investment decisions by utility companies right now. In turn, the new regulations will influence investment decisions by your Fund managers now, and as we continue to monitor developments.

     Your Fund andAspects of its Regulation: Turning from the regulation of the utility industry to the regulation of your Fund, investors can take note of the substantial federal regulation of the activities of registered investment companies such as DNP. Among other things, the Investment Company Act of 1940 (the 1940 Act) seeks to protect investors by mandating extensive disclosure regarding a fund’s structure, operations, financial condition, and investment policies when shares of the fund are initially offered to the public, and thereafter on a regular periodic basis. This shareholder report is part of that process.

     A different form of oversight touching your Fund is conducted by the Nationally Recognized Statistical Rating Organizations, Moody’s Investors Service (Moody’s) and Standard & Poor’s Financial Services (S&P). Your Fund has preferred stock outstanding that is currently rated AAA by S&P and Aaa by Moody’s. The Fund’s preferred stock is a form of leverage that enables the Fund to borrow at short-term rates and invest at longer-term rates. Currently, longer-term rates are higher than short-term rates so leverage is making a significant contribution to the earnings of the Fund and is providing support for the common stock distribution. (For a more complete description of your Fund’s leverage see the “About Your Fund’s Leverage” section below.)

     S&P has recently released for public comment certain proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like the Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession. Although your Fund’s preferred shares have continuously paid their dividends during all market conditions, if the proposed new methodology is implemented as proposed, your Fund’s preferred shares could have their S&P rating reduced. Any change in ratings could impact the cost of leverage because the preferred dividend rates are tied to the Moody’s and S&P ratings. Your managers believe that the preferred stock of closed-end investment companies, because of their regulation under the ’40 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we plan to submit comments to S&P on the proposed changes in methodology. Additional information may be available later this year or early next year.

     Board of Directors Meeting: At the regular November 2010 Board of Directors’ meeting, the Board declared the following monthly distributions:

Cents Per Share	Record Date	Payable Date
6.5	December 31	January 10
6.5	January 31	February 10
6.5	February 28	March 10

     About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in November 2010. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. In 2008, however, the Fund exhausted the tax loss carryforwards it had previously generated.

     In the absence of tax loss carryforwards, some of the Fund's monthly distributions could be made from either realized gains and treated as taxable gains rather than ordinary income, or return of capital and not taxed. Shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. In 2009 there was a return of capital.

     Due to the significant market dislocation in 2008 and 2009, the Fund accumulated approximately $100 million in tax loss carryforwards as of December 31, 2009. The Fund estimates that it has not distributed more than its income and capital gains in the current year to date; however, a portion of your distribution for the full year may be a return of capital.

     About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund's leverage and its contribution to the income available for distribution to common shareholders. As of September 30, 2010 the Fund's leverage consisted of Remarketed Preferred Stock (RP) in the amount of $200 million, Auction Preferred Stock (APS) in the amount of $200 million, and debt in the amount of $600 million. On that date the total amount of leverage represented approximately 39% of the Fund's total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Currently and historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). As a result, leverage is currently making a significant contribution to the earnings of the Fund. The use of leverage also can make the Fund's share price more volatile than it would be otherwise.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds' preferred shares, including the preferred shares of your Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequently, the Fund utilized the credit facility to redeem $300 million of RP and $300 million of APS.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner that is consistent with the interests of all shareholders, is long-term oriented, and would not lead to restrictions in the Fund’s investment process or reduce the pool of investment alternatives. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund's outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2010

COMMON STOCKS—106.6%
		Value (Note 1)
Shares	Description

	■ ELECTRIC, GAS AND WATER—83.4%
500,000	AGL Resources Inc.	$19,180,000
1,500,000	Alliant Energy Corp.	54,525,000
1,000,000	Atmos Energy Corp.(a)(b)	29,250,000
2,000,000	CMS Energy Corp.	36,040,000
3,071,300	CenterPoint Energy Inc.(a)	48,280,836
1,100,000	DPL Inc.	28,743,000
1,400,000	Dominion Resources, Inc.(a)(b)	61,124,000
800,000	Enbridge Inc. (Canada)	41,840,000
850,000	Entergy Corp.(a)(b)	65,050,500
1,185,000	FirstEnergy Corp.(a)(b)	45,669,900
500,000	Great Plains Energy Inc.	9,450,000
188,673	National Grid PLC ADR (United Kingdom)	8,063,884
675,714	National Grid PLC (United Kingdom)	5,749,869
1,505,000	NextEra Energy, Inc.(a)(b)	81,856,950
2,000,000	Northeast Utilities Inc.(a)(b)	59,140,000
800,000	Northwest Natural Gas Co.(a)(b)	37,960,000
1,237,200	NSTAR(a)	48,683,820
2,400,000	NV Energy, Inc.	31,560,000
800,000	ONEOK, Inc.	36,032,000
2,000,000	Pepco Holdings Inc.	37,200,000
1,000,000	Piedmont Natural Gas Co.	29,000,000
1,500,000	Pinnacle West Capital Corp.(a)(b)	61,905,000
1,646,700	Progress Energy Inc.(a)(b)	73,146,414
1,800,000	Public Service Enterprise Group Inc.(a)(b)	59,544,000
1,000,000	Sempra Energy(a)(b)	53,800,000
2,000,000	Southern Co.(a)	74,480,000
1,015,000	Spectra Energy Corp.	22,888,250
3,000,000	TECO Energy Inc.(a)(b)	51,960,000
1,000,000	TransCanada Corp. (Canada)(a)	37,120,000
1,500,000	Vectren Corp.(a)	38,805,000
1,000,000	WGL Holdings Inc.	37,780,000
1,750,000	Westar Energy Inc.	42,402,500
1,000,000	The Williams Companies, Inc.	19,110,000
500,000	Wisconsin Energy Corp.	28,900,000
3,000,000	Xcel Energy Inc.(a)(b)	68,910,000

		1,485,150,923

	■ TELECOMMUNICATION—23.2%
2,508,260	AT&T Inc.(a)(b)	71,736,236
1,200,000	CenturyLink Inc.(a)(b)	47,352,000
1,000,000	France Telecom SA (France)	21,638,432
3,518,491	Frontier Communications Corp.(a)	28,746,071
998,000	SES (Luxembourg)	24,027,165
68,400	Swisscom AG (Switzerland)	27,746,476
8,400,000	Telstra Corp. Ltd. (Australia)	21,309,248
757,900	Telus Corp. (Canada)	33,778,026
2,160,028	Verizon Communications Inc.(a)(b)	70,395,313
1,121,640	Vodafone Group PLC ADR (United Kingdom)	27,827,888
3,128,360	Windstream Corp.	38,447,545

		413,004,400
	Total Common Stocks
	(Cost—$1,753,757,614)	1,898,155,323

PREFERRED STOCKS—8.2%

	■ UTILITY—1.2%
220,000	Southern California
	Edison 6 1/8% Perpetual	22,068,750

		22,068,750

	■ NON-UTILITY—7.0%
710,432	AMB Property Corp.
	7% Series O Perpetual	17,916,243
650,000	Duke Realty Corp.
	6.95% Series M Perpetual	16,165,500
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,500,100
900,000	Public Storage Inc.
	7 1/4% Series I Perpetual	22,725,000

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2010

Shares	Description	Value (Note 1)
600,000	Realty Income Corp.
	7 3/8% Series D Perpetual(a)	$15,648,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	16,644,408
200,000	Vornado Realty Trust
	7% Series E Perpetual	5,080,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,769,144
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,627,500

		124,075,895

	Total Preferred Stocks
	(Cost—$144,060,989)	146,144,645

BONDS—40.0%

Par Value	Description	Value (Note 1)
	■ ELECTRIC AND GAS—21.9%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11(a)	10,171,250
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	26,183,982
5,000,000	Atmos Energy Corp.
	7 3/8%, due 5/15/11	5,186,895
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,634,544
11,000,000	Cleveland Electric Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,667,213
6,750,000	Commonwealth
	6.95%, due 7/15/18	8,035,882
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27(a)	24,400,080
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,598,700
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	5,012,845
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)	24,438,100
9,676,000	EQT Corp.
	8 1/8%, due 6/01/19	11,996,324
13,512,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15	16,836,682
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	11,176,695
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10(a)	21,162,141
8,030,000	Kinder Morgan
	6.85%, due 2/15/20	9,573,286
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,265,445
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,770,970
15,200,000	National Rural Utilities Cooperative Finance Corp.
	7 1/4%, due 3/01/12	16,541,750
15,123,000	Oncor Electric Delivery Co. LLC
	6 3/8%, due 5/01/12	16,471,503
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	11,376,926
4,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	5,203,138
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	9,437,691
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	17,354,960
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11(a)	25,623,550
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,620,019
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,649,092
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	10,275,213
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,024,112
9,140,000	TransCanada PipeLines Ltd. (Canada)
	7 1/8%, due 1/15/19	11,580,115

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2010

		Value (Note 1)
Par Value	Description
$11,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	$13,555,310

		389,824,413
	■ TELECOMMUNICATION—16.6%
14,913,000	AT&T Wireless Services Inc.
	7 7/8%, due 3/01/11	15,358,168
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	11,109,580
10,000,000	Alltel Corp.
	7%, due 7/01/12	11,001,480
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30(a)	12,477,630
22,000,000	British Telecom PLC (United Kingdom)
	9 3/8%, due 12/15/10(a)	22,347,424
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	14,537,400
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	15,022,095
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,425,478
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	23,819,043
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30(a)	20,671,515
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15	12,604,290
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,586,800
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	5,724,370
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,408,897
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	34,409,312
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	6,588,120
6,535,000	Telus Corp. (Canada)
	8%, due 6/01/11	6,843,034
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	27,467,027
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30(a)	20,011,600
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	6,628,465

		296,041,728

	■ NON-UTILITY—1.5%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11(a)	15,101,965
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,097,512

		26,199,477

	Total Bonds
	(Cost—$684,890,328)	712,065,618

	TOTAL INVESTMENTS—154.8% (Cost—$2,582,708,931)	2,756,365,586

	COMMITTED FACILITY AGREEMENT—(33.7%)	(600,000,000)

	OTHER ASSETS LESS LIABILITIES—(9.9%)	(176,042,144)

	AUCTION PREFERRED STOCK—(11.2%)	(200,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,780,323,442

(a)	All or a portion of this security has been segregated as collateral for the committed facility agreement and made available for loan.

(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of this Statement of Net Assets.

(1)

The Fund's investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund's investments at September 30, 2010.

	Level 1	Level 2
Common stocks	$1,898,155,323	—
Preferred stocks	146,144,645	—
Bonds	—	$712,065,618

Total	$2,044,299,968	$712,065,618

(2)

At December 31, 2009, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,567,571,369, the Fund had gross unrealized appreciation of $215,591,538 and gross unrealized depreciation of $116,131,200.

Other information regarding the Fund is available in the Fund’s most recent semi-annual and annual reports. This information is available on the Fund’s website at www.dnpselectincome.com or the Securities and Exchange Commission’s website at www.sec.gov.

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Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
STEWART E. CONNER	(312) 368-5510

ROBERT J. GENETSKI
Shareholder inquiries please contact:
PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA	Transfer Agent,
Dividend Disbursing
EILEEN A. MORAN	Agent and Custodian

NATHAN I. PARTAIN, CFA	BNY Mellon
Shareowner Services
CHRISTIAN H. POINDEXTER	480 Washington Blvd.
Jersey City, New Jersey 07310
CARL F. POLLARD	(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510
Officers
Administrator
NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and	J.J.B. Hilliard, W.L. Lyons, LLC
Chief Investment Officer	500 West Jefferson Street
Louisville, Kentucky 40202
T. BROOKS BEITTEL, CFA	(888) 878-7845
Senior Vice President and Secretary
Legal Counsel
JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer	Mayer Brown LLP
71 South Wacker Drive
DIANNA P. WENGLER	Chicago, Illinois 60606
Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA	Independent Registered Public Accounting Firm
Assistant Treasurer and Assistant Secretary
Ernst & Young LLP
JOYCE B. RIEGEL	155 North Wacker Drive
Chief Compliance Officer	Chicago, Illinois 60606

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	November 8, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	November 8, 2010

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr.
Senior Vice President and Treasurer

Date	November 8, 2010